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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549







                                     FORM 8-K
                                  CURRENT REPORT







     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934







      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - AUGUST 8, 2000







                              MINNESOTA POWER, INC.


                             A Minnesota Corporation
                           Commission File No. 1-3548
                   IRS Employer Identification No. 41-0418150
                             30 West Superior Street
                          Duluth, Minnesota 55802-2093
                           Telephone - (218) 722-2641


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ITEM 5.  OTHER EVENTS.

Reference is made to Minnesota Power, Inc.'s (Minnesota Power or Company) 1999 Form 10-K for background information on the following update. Unless otherwise indicated, cited references are to the Company's 1999 Form 10-K.

Ref. Page 1 - First Paragraph

On August 8, 2000 Minnesota Power announced it will begin doing business as ALLETE (NYSE: ALE), effective September 1, 2000. The new name better reflects the identity of a multi-services company with businesses across the United States and Canada. The Company's regulated electric business will continue to be called Minnesota Power, a name appropriate for an energy business located primarily in Minnesota.

Shareholders will be asked to approve changing the Company's legal name at the next annual meeting of shareholders, which will be held on May 8, 2001. Headquarters for ALLETE will remain in Duluth, Minnesota.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     Minnesota Power, Inc.
                                               ---------------------------------
                                                         (Registrant)





August 8, 2000                                           D. G. Gartzke
                                               ---------------------------------
                                                         D. G. Gartzke
                                                Senior Vice President - Finance
                                                  and Chief Financial Officer



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